MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND








FUND LOGO








Semi-Annual Report

January 31, 1996



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, the continued decline of interest rates caused us to shift the Fund's portfolio strategy from a neutral posture to one that is more constructive on interest rates. Therefore, we extended the Fund's average portfolio maturity in order to seek to enhance any capital appreciation. New-issue volume in the Maryland tax-exempt market totaled just under $200 million in bonds during the three months ended January 31, 1996. This represents a decline of approximately 55% compared to the same period last year. With the decline of new issuance in the State of Maryland and no significant increase on the horizon, we kept the Fund's cash reserve position at approximately 1%--3% of net assets. Looking ahead, our ongoing strategy will seek to maintain an attractive level of income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



March 12, 1996

We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Maryland Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/96   10/31/95   1/31/95   % Change    % Change
Class A Shares*                                  $9.52     $9.34      $8.83    +  7.81%    + 1.93%
Class B Shares*                                   9.52      9.34       8.84    +  7.69     + 1.93
Class C Shares*                                   9.53      9.34       8.84    +  7.81     + 2.03
Class D Shares*                                   9.52      9.34       8.84    +  7.69     + 1.93
Class A Shares--Total Return*                                                  + 13.82(1)  + 3.20(2)
Class B Shares--Total Return*                                                  + 13.11(3)  + 3.07(4)
Class C Shares--Total Return*                                                  + 13.11(5)  + 3.15(6)
Class D Shares--Total Return*                                                  + 13.58(7)  + 3.17(8)
Class A Shares--Standardized 30-day Yield         4.47%
Class B Shares--Standardized 30-day Yield         4.15%
Class C Shares--Standardized 30-day Yield         4.04%
Class D Shares--Standardized 30-day Yield         4.37%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.502 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.455 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.445 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.103 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.493 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.116 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/29/93--12/31/93       $10.00       $10.07           --                   $0.077           + 1.48%
1994                      10.07         8.58           --                    0.511           - 9.87
1995                       8.58         9.52           --                    0.505           +17.22
1/1/96--1/31/96            9.52         9.52           --                    0.027           + 0.39
                                                                            ------
                                                                      Total $1.120

                                                      Cumulative total return as of 1/31/96: + 7.63%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/29/93--12/31/93       $10.00       $10.07           --                   $0.068           + 1.38%
1994                      10.07         8.58           --                    0.464           -10.33
1995                       8.58         9.53           --                    0.459           +16.75
1/1/96--1/31/96            9.53         9.52           --                    0.024           + 0.26
                                                                            ------
                                                                      Total $1.015

                                                      Cumulative total return as of 1/31/96: + 6.41%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $8.79        $8.58           --                   $0.089           - 1.35%
1995                       8.58         9.53           --                    0.449           +16.63
1/1/96--1/31/96            9.53         9.53           --                    0.024           + 0.36
                                                                            ------
                                                                      Total $0.562

                                                      Cumulative total return as of 1/31/96: +15.46%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $8.79        $8.58           --                   $0.098           - 1.25%
1995                       8.58         9.52           --                    0.496           +17.11
1/1/96--1/31/96            9.52         9.52           --                    0.027           + 0.39
                                                                            ------
                                                                      Total $0.621

                                                      Cumulative total return as of 1/31/96: +16.09%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

Year Ended 12/31/95                       +17.22%        +12.53%
Inception (10/29/93)
through 12/31/95                          + 3.26         + 1.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

Year Ended 12/31/95                       +16.75%        +12.75%
Inception (10/29/93)
through 12/31/95                          + 2.78         + 1.92

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

Year Ended 12/31/95                       +16.63%        +15.63%
Inception (10/21/94)
through 12/31/95                          +12.45         +12.45

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*

Year Ended 12/31/95                       +17.11%        +12.42%
Inception (10/21/94)
through 12/31/95                          +12.94         + 9.15

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
STRIPES   Short-Term Rate Inverse Payment Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's         Face                                                                                     Value
Ratings Ratings        Amount                                   Issue                                          (Note 1a)

Maryland--90.0%
AA+      Aa           $ 500   Anne Arundel County, Maryland, Consolidated Water and Sewer Refunding
                              Bonds, 5.25% due 4/15/2014                                                          $  504

A        A2             500   Anne Arundel County, Maryland, PCR, Refunding (Baltimore Gas and Electric
                              Company Project), 6% due 4/01/2024                                                     516

AAA      Aaa            500   Baltimore County, Maryland, Refunding Bonds (County Pension Funding),
                              UT, 6.70% due 7/01/2016                                                                535

AAA      Aaa            500   Baltimore, Maryland, Consolidated Public Improvement Refunding Bonds,
                              UT, GO, Series D, 5.40% due 10/15/2012 (b)                                             520

AAA      Aaa            500   Baltimore, Maryland, Revenue Refunding Bonds (Kidder Maryland Water Projects),
                              Series A, 5.65% due 7/01/2020 (e)                                                      525

AAA      Aaa            625   Baltimore, Maryland, Revenue Refunding Bonds (Water Projects), Series A,
                              5% due 7/01/2024 (a)                                                                   605

AA       Aa             600   Carroll County, Maryland, Registered Revenue Bonds (Commissioners-
                              Consolidated Public Improvement), UT, 6.50% due 10/01/2024                             667

                              Maryland Community Development Administration, S/F Program Revenue Bonds
                              (Department of Housing and Community Development):
NR*      Aa             500     4th Series, 6.45% due 4/01/2014                                                      521
NR*      Aa             250     6th Series, 7.05% due 4/01/2017                                                      267
NR*      Aa             500     7th Series, AMT, 7.30% due 4/01/2025                                                 530

                              Maryland Health and Higher Educational Facilities Authority Revenue Bonds:
AAA      Aaa            500     (Greater Baltimore Medical Center), 6.75% due 7/01/2001 (h)                          570
AAA      Aaa            500     (Francis Scott Key Medical Center), 6.75% due 7/01/2000 (a)(h)                       562
AAA      Aaa          1,000     (Frederick Memorial Hospital), 5% due 7/01/2018 (a)                                  947
NR*      VMIG1++        800     (Pooled Loan Program), VRDN, Series A, 3.05% due 4/01/2035 (i)                       800
AAA      Aaa          1,000     Refunding (Greater Baltimore Medical Center), 5% due 7/01/2019 (a)                   945
A        A              500     Refunding (Memorial Hospital of Cumberland), 6.50% due 7/01/2017                     530
AAA      Aaa          1,000     (University of Maryland Medical Systems), Series A, 6.50% due
                                7/01/2001 (a)(h)                                                                   1,112
AAA      Aaa            625     (University of Maryland Medical Systems), Series B, 7% due
                                7/01/2022 (a)                                                                        785

AAA      Aaa          1,000   Maryland State and Local Facilities, First Series, UT, 5.10% due
                              3/15/2002                                                                            1,051

AAA      Aaa            500   Maryland Transportation Authority, Special Obligation Revenue Bonds
                              (Baltimore/Washington International Airport Project), AMT, Series A, 6.25%
                              due 7/01/2014 (a)                                                                      538

                              Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue
                              Bonds, Series A:
AA       Aa             300     6.375% due 9/01/2010                                                                 330
AA       Aa             500     6.55% due 9/01/2014                                                                  552


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's        Face                                                                                      Value
Ratings Ratings       Amount                                    Issue                                          (Note 1a)

Maryland (concluded)
                              Montgomery County, Maryland, Consolidated Public Improvement Bonds:
AAA      Aaa          $ 500     Series A, UT, 5.90% due 10/01/2008                                                 $ 551
AAA      Aaa            500     Series B, 7.10% due 10/01/2000 (h)                                                   573

NR*      Aa             450   Montgomery County, Maryland, Housing Opportunities Community, S/F Mortgage
                              Revenue Bonds, Series B, 6.65% due 7/01/2017                                           471

AAA      Aaa            500   Montgomery County, Maryland, Parking Revenue Refunding Bonds (Silver Spring
                              Parking Lot), Series A, 6.25% due 6/01/2009 (a)                                        545

NR*      A              515   Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                              (Montgomery County Resource Recovery Project), AMT, Series A, 6.30% due
                              7/01/2016                                                                              536

AAA      NR*            500   Prince Georges County, Maryland, Housing Authority, Mortgage Revenue
                              Refunding Bonds(Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)         541

AAA      NR*            935   Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue
                              Bonds, AMT, Series A, 6.60% due 12/01/2025 (g)                                         970

                              Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project):
A        A1           1,000     5.75% due 3/15/2010                                                                1,055
A        A1             250     6.375% due 1/15/2023                                                                 267

                              Washington Suburban Sanitation District, Maryland, Registered, General
                              Construction Bonds, UT:
AA       Aa1            500     6.625% due 6/01/2017                                                                 552
AAA      Aaa            585     Refunding, UT, 6.40% due 11/01/2001 (h)                                              661
AA       Aaa            400     Second Series, 6.90% due 6/01/2001 (h)                                               458
AA       Aa1          1,500     Series A, 5.25% due 6/01/2019                                                      1,490


Puerto Rico--8.7%


A        Baa1           510   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, Series T, 6.625% due 7/01/2018                                          550

                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
A-       Baa1         1,000     Series P, 7% due 7/01/2001 (h)                                                     1,157
AAA      Aaa            400     Series T, Registered, STRIPES, 7.571% due 7/01/2005 (c)(d)                           463

Total Investments (Cost--$23,357)--98.7%                                                                          24,752

Other Assets Less Liabilities--1.3%                                                                                  336
                                                                                                                 -------
Net Assets--100.0%                                                                                               $25,088
                                                                                                                 -------

(a)FGIC Insured.
(b)AMBAC Insured.
(c)FSA Insured.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(e)MBIA Insured.
(f)GNMA Collateralized.
(g)FNMA/GNMA Collateralized.
(h)Prerefunded.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$23,356,723) (Note 1a)                          $ 24,751,640
                    Cash                                                                                         188,852
                    Receivables:
                      Interest                                                             $    275,847
                      Beneficial interest sold                                                  224,639
                      Investment adviser (Note 2)                                                19,628          520,114
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      51,951
                    Prepaid expenses (Note 1e)                                                                    10,376
                                                                                                            ------------
                    Total assets                                                                              25,522,933
                                                                                                            ------------
Liabilities:        Payables:
                      Beneficial interest redeemed                                              340,273
                      Dividends to shareholders (Note 1f)                                        27,683
                      Distributor (Note 2)                                                        9,604          377,560
                                                                                           ------------
                    Accrued expenses                                                                              57,820
                                                                                                            ------------
                    Total liabilities                                                                            435,380
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 25,087,553
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     13,542
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  225,645
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   17,056
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                    7,199
                    Paid-in capital in excess of par                                                          25,121,016
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,691,822)
                    Unrealized appreciation on investments--net                                                1,394,917
                                                                                                            ------------
                    Net assets                                                                              $ 25,087,553
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $1,289,319 and 135,415 shares
                    of beneficial interest outstanding                                                      $       9.52
                                                                                                            ============
                    Class B--Based on net assets of $21,488,123 and 2,256,448 shares
                    of beneficial interest outstanding                                                      $       9.52
                                                                                                            ============
                    Class C--Based on net assets of $1,624,752 and 170,564 shares
                    of beneficial interest outstanding                                                      $       9.53
                                                                                                            ============
                    Class D--Based on net assets of $685,359 and 71,989 shares
                    of beneficial interest outstanding                                                      $       9.52
                                                                                                            ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $    643,709
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     64,590
                    Account maintenance and distribution fees--Class B (Note 2)                  50,743
                    Professional fees                                                            25,020
                    Accounting services (Note 2)                                                 17,569
                    Printing and shareholder reports                                             16,674
                    Transfer agent fees--Class B (Note 2)                                         7,856
                    Amortization of organization expenses (Note 1e)                               7,704
                    Account maintenance and distribution fees--Class C (Note 2)                   3,951
                    Registration fees (Note 1e)                                                   3,536
                    Pricing fees                                                                  2,354
                    Custodian fees                                                                1,291
                    Trustees' fees and expenses                                                     591
                    Transfer agent fees--Class C (Note 2)                                           563
                    Transfer agent fees--Class A (Note 2)                                           424
                    Account maintenance fees--Class D (Note 2)                                      278
                    Transfer agent fees--Class D (Note 2)                                           178
                    Other                                                                           625
                                                                                           ------------
                    Total expenses before reimbursement                                         203,947
                    Reimbursement of expenses (Note 2)                                         (106,807)
                                                                                           ------------
                    Total expenses after reimbursement                                                            97,140
                                                                                                            ------------
                    Investment income--net                                                                       546,569
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                            (61,041)
Unrealized          Change in unrealized appreciation on investments--net                                        980,142
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,465,670
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                               For the
                                                                                             Six Months        For the
                                                                                               Ended          Year Ended
Increase (Decrease) in Net Assets:                                                         Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $    546,569     $    957,392
                    Realized loss on investments--net                                           (61,041)      (1,600,414)
                    Change in unrealized appreciation/depreciation on investments--net          980,142        1,578,565
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,465,670          935,543
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (33,913)         (88,115)
(Note 1f):            Class B                                                                  (469,090)        (847,823)
                      Class C                                                                   (29,628)         (13,425)
                      Class D                                                                   (13,938)          (8,029)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders        (546,569)        (957,392)
                                                                                           ------------     ------------

Beneficial Interest Net increase in net assets derived from beneficial interest
Transactions        transactions                                                              2,904,976        5,212,416
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              3,824,077        5,190,567
                    Beginning of period                                                      21,263,476       16,072,909
                                                                                           ------------     ------------
                    End of period                                                          $ 25,087,553     $ 21,263,476
                                                                                           ============     ============
                    See Notes to Financial Statements.

Financial Highlights
                                                                       Class A                        Class B

                                                             For the              For the   For the               For the
                                                               Six     For the     Period     Six     For the     Period
The following per share data and ratios have been derived     Months     Year     Oct. 29,   Months     Year     Oct. 29,
from information provided in the financial statements.        Ended     Ended    1993++ to   Ended     Ended    1993++ to
                                                            Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1996       1995       1994      1996      1995       1994
Per Share           Net asset value, beginning of period    $  9.15    $  9.20    $ 10.00   $  9.16   $  9.20    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .24        .52        .37       .22       .47        .33
                    Realized and unrealized gain (loss) on
                    investments--net                            .37       (.05)      (.80)      .36      (.04)      (.80)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .61        .47       (.43)      .58       .43       (.47)
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.24)      (.52)      (.37)     (.22)     (.47)      (.33)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.52    $  9.15    $  9.20   $  9.52   $  9.16    $  9.20
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        6.74%+++   5.39%     (4.32%)+++ 6.35%+++  4.96%     (4.68%)+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement             .34%*      .13%       .03%*     .86%*     .65%       .53%*
Average                                                     =======    =======    =======   =======   =======    =======
Net Assets:         Expenses                                  1.25%*     1.57%      1.76%*    1.76%*    2.08%      2.27%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    5.13%*     5.80%      5.30%*    4.61%*    5.29%      4.74%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 1,289    $ 1,362    $ 1,589   $21,488   $18,371    $14,484
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       46.08%     73.99%     29.40%    46.08%    73.99%     29.40%
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C                Class D

                                                                              For the    For the     For the     For the
                                                                                Six       Period       Six       Period
The following per share data and ratios have been derived                      Months    Oct. 21,     Months    Oct. 21,
from information provided in the financial statements.                          Ended   1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $   9.16   $   8.79    $   9.16   $   8.79
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .21        .36         .24        .40
                    Realized and unrealized gain on investments--net               .37        .37         .36        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .58        .73         .60        .77
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.21)      (.36)       (.24)      (.40)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.53   $   9.16    $   9.52   $   9.16
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.40%+++   8.51%+++    6.57%+++   8.94%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .97%*      .82%*       .45%*      .31%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.87%*     2.08%*      1.35%*     1.55%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.49%*     5.08%*      5.01%*     5.57%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,625   $  1,013    $    686   $    517
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          46.08%     73.99%      46.08%     73.99%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1996, FAM earned fees of $64,590, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $42,217.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                       Account
                                     Maintenance    Distribution
                                         Fee            Fee

Class B                                 0.25%          0.25%
Class C                                 0.25%          0.35%
Class D                                 0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $167         $2,434
Class D                                  $577         $5,324

For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $38,243 and $100 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $12,858,882 and $10,469,890, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                      Realized     Unrealized
                                       Losses        Gains

Long-term investments                $(61,041)    $1,394,917
                                     --------     ----------
Total                                $(61,041)    $1,394,917
                                     --------     ----------

As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,394,917, of which $1,396,885 related to appreciated securities and $1,968 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $23,356,723.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $2,904,976 and $5,212,416 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            26,051    $   243,196
Shares issued to shareholders
in reinvestment of dividends            2,489         23,205
                                  -----------    -----------
Total issued                           28,540        266,401
Shares redeemed                       (41,937)      (389,903)
                                  -----------    -----------
Net decrease                          (13,397)   $  (123,502)
                                  ===========    ===========



Class A Shares for the Year                          Dollar
Ended July 31, 1995                    Shares        Amount

Shares sold                            42,092    $   376,856
Shares issued to shareholders
in reinvestment of dividends            6,413         57,046
                                  -----------    -----------
Total issued                           48,505        433,902
Shares redeemed                       (72,388)      (638,705)
                                  -----------    -----------
Net decrease                          (23,883)   $  (204,803)
                                  ===========    ===========



Class B Shares for the Six Months                    Dollar
Ended January 31, 1996                Shares         Amount

Shares sold                           445,997    $ 4,160,157
Shares issued to shareholders
in reinvestment of dividends           24,769        231,428
                                  -----------    -----------
Total issued                          470,766      4,391,585
Shares redeemed                      (220,605)    (2,070,674)
Automatic conversion of shares            (24)          (221)
                                  -----------    -----------
Net increase                          250,137    $ 2,320,690
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           835,712    $ 7,482,027
Shares issued to shareholders
in reinvestment of dividends           46,080        410,971
                                  -----------    -----------
Total issued                          881,792      7,892,998
Shares redeemed                      (449,753)    (3,996,258)
                                  -----------    -----------
Net increase                          432,039    $ 3,896,740
                                  ===========    ===========



Class C Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            59,712    $   557,438
Shares issued to shareholders
in reinvestment of dividends            2,031         18,996
                                  -----------    -----------
Total issued                           61,743        576,434
Shares redeemed                        (1,742)       (16,353)
                                  -----------    -----------
Net increase                           60,001    $   560,081
                                  ===========    ===========



Class C Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995       Shares        Amount

Shares sold                           123,204    $ 1,119,811
Shares issued to shareholders
in reinvestment of dividends              965          8,788
                                  -----------    -----------
Total issued                          124,169      1,128,599
Shares redeemed                       (13,606)      (123,782)
                                  -----------    -----------
Net increase                          110,563    $ 1,004,817
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            26,072    $   244,280
Automatic conversion of shares             24            221
Shares issued to shareholders
in reinvestment of dividends              775          7,269
                                  -----------    -----------
Total issued                           26,871        251,770
Shares redeemed                       (11,382)      (104,063)
                                  -----------    -----------
Net increase                           15,489    $   147,707
                                  ===========    ===========

Class D Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995       Shares        Amount

Shares sold                            56,794    $   518,419
Shares issued to shareholders
in reinvestment of dividends              586          5,352
                                  -----------    -----------
Total issued                           57,380        523,771
Shares redeemed                          (880)        (8,109)
                                  -----------    -----------
Net increase                           56,500    $   515,662
                                  ===========    ===========

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $899,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.